As filed with the U.S. Securities and Exchange Commission on June 11, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

USCA Fund Trust

USCA Premium Buy-Write Fund

Semi-Annual Report
March 31, 2018

USCA Fund Trust

USCA Fund Trust
Shareholder Letter
March 31, 2018

Dear Shareholder:

For the six-month period ending March 31, 2018 the fund lost slightly less than 1%. During the same period, the S&P 500 and the Cboe S&P BuyWrite Index returned 5.84% and 1.19%, respectively.

Name Change

During the first quarter we received notice from the Securities and Exchange Commission that the term “Shield” in the name of the fund could lead investors to believe that there was no risk of loss and that we should therefore change the name of the fund. It is our desire to be completely transparent and to make sure our investors are as well informed as possible concerning the risks and benefits of the fund and its strategy. Accordingly, we have changed the fund’s name to the USCA Premium Buy-Write Fund. We hope the new name will be fully descriptive of who we are and what we do. Premium is the technical description of the market price of an option. Buy-Write is what we do. We screen for high quality dividend growing stocks and “Buy” them. Then we sell or “Write” an option on the stock we own.

Market Environment

The market closed out the fourth quarter of 2017 very strong, continuing a string of nine consecutive years in which the S&P 500 was positive. This was a tie for the most years in a row the S&P 500 was up without a decline. The market lost its steam in late January and proceeded to have some very volatile days. In all of 2017 there were eight days when the market gained or lost more than 1%. In the first quarter there were 23. The initial decline, while sharp, did not develop into a prolonged trend. In the first quarter of 2018 the S&P declined by less than 1%.

We believe there has been a meaningful change in those things that drive the market. The nine -year bull market consisted primarily of slow growth, quantitative easing, and low interest rates. We seem to be in a period of higher growth, higher interest rates and a withdrawal of monetary stimulus (i.e., the opposite of quantitative easing). Unsurprisingly, as we transition, investors have grown nervous about the prospects of inflation and higher interest rates, resulting in the higher market volatility witnessed in the first quarter.

Performance Discussion

One of our guiding investment philosophies is “regression to the mean”. It is the belief that over time companies and industries that are in favor or out of favor eventually return to their normalized rate of return. To the point, in last year’s semi-annual letter we mentioned two of our best performing stocks (Amgen and Cardinal Health) for that period and two of our worst performers (Macy’s and Target, which were each down approximately 30% for the period). We have since sold Cardinal Health and Amgen has increased modestly (approximately 5%), while Macy’s and Target have increased to the point where we have small gains in both. When you add in the dividends and expired options, the returns have been meaningful.

Aside from this anecdotal evidence supporting our regression to the mean investment philosophy, the recent volatility has demonstrated the value of our option writing strategy as some cushion in the face of extreme investment behavior, as well as elevated the prices we receive for the options we sell on our positions.

Looking Ahead

Will the S&P 500 set a record by going up for a tenth consecutive year? It certainly could happen, but we seriously doubt any increase will be an above average return. Our expectations are for a great deal of volatility with little change by the end of the year. We believe the positive of higher earnings will be offset by higher interest rates and valuations that may already reflect the prospect of higher earnings. One year ago we closed out our shareholder letter with the following: “We expect a volatile market that is at times constructive due to a continuation of relatively low interest rates and a pro-business administration in the White House, and at times, disappointed and even fearful of international threats”. Our comments at that time were a few months early but seem very appropriate at this point.

Earnings growth is not representative of the fund’s future performance.

Must be preceded or accompanied by a prospectus.

The USCA Premium Buy-Write Fund is distributed by Quasar Distributors, LLC. USCA Asset Management LLC, the fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the USCA Premium Buy-Write Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund’s gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

Cboe S&P 500 BuyWrite Index. The Cboe S&P 500 BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The S&P call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out-of-the-money). The S&P call is held until expiration and cash settled, at which time a new one-month, slightly out-of-the-money call is written. It is not possible to invest directly in this index.

USCA Fund Trust
USCA Premium Buy-Write Fund
March 31, 2018 (Unaudited)

Hypothetical Growth of a $10,000 Investment

Average Annual Returns
For Periods Ended March 31, 2018 (Unaudited)
	1 Year	5 Year	Since Inception	Inception Date
Institutional Class	1.23%	n/a	3.25%	11/29/16

S&P 500 Index	13.99%	n/a	16.88%	11/29/16

Cboe S&P 500 BuyWrite Index	6.95%	n/a	8.38%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratio, gross of any fee waiver, are 2.94% for Institutional Class shares per the Fund’s prospectus dated January 8, 2018. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601-8722.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust
USCA Premium Buy-Write Fund
March 31, 2018 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2017 to March 31, 2018.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Share Class[1]	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During Period[2] (10/01/17 to 03/31/18)	Net Annualized Expense Ratio
Institutional Class Shares Actual	$1,000.00	$985.47	$5.69	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
1	No information is provided for Investor Class shares because shares of that class had not yet been issued as of March 31, 2018.
2
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period), for Institutional Class shares.

USCA Premium Buy-Write Fund
Allocation of Fund Holdings
 As of March 31, 2018 (Unaudited)
(expressed as a percentage of net asset value)

USCA Premium Buy-Write Fund
Schedule of Investments
March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 87.120%[a,b]
Communications - 4.48%
AT&T Inc.	8,500	$303,025
Verizon Communications, Inc.	6,000	286,920
The Walt Disney Co.	3,000	301,320
		891,265
Consumer Discretionary - 7.61%
Hasbro, Inc.	3,400	286,620
Lowe’s Cos, Inc.	3,500	307,125
Macy’s, Inc.	10,500	312,270
Newell Brands, Inc.	11,400	290,472
Starbucks Corp.	5,500	318,395
		1,514,882
Consumer Staples - 12.87%
Archer-Daniels-Midland Co.	7,400	320,938
Dollar General Corporation	3,500	327,425
Hormel Foods Corp.	10,000	343,200
The Procter & Gamble Company	4,000	317,120
Sysco Corp.	5,500	329,780
Target Corp.	4,100	284,663
Tyson Foods, Inc.	4,400	322,036
Walgreens Boots Alliance, Inc.	4,800	314,256
		2,559,418
Energy - 5.60%
Cabot Oil & Gas Corporation	11,000	263,780
EOG Resources, Inc.	2,700	284,229
EQT Corporation	5,500	261,305
Total S.A. ADRC	5,300	305,757
		1,115,071
Financials - 10.77%
Aflac Incorporated	7,000	306,320
American Express Company	3,200	298,496
Bank of America Corp.	10,000	299,900
The Charles Schwab Corp	6,000	313,320
JPMorgan Chase & Co.	2,800	307,916
Prudential Financial, Inc.	3,000	310,650
The Travelers Companies, Inc.	2,200	305,492
		2,142,094

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
March 31, 2018 (Unaudited)

	Shares	Fair Value
Health Care - 15.05%
AbbVie Inc.	3,300	$312,345
Amgen, Inc.	1,700	289,816
Bristol-Myers Squibb Company	4,800	303,600
CVS Health Corporation	4,300	267,503
Eli Lilly & Co.	3,800	294,006
Gilead Sciences, Inc.	4,200	316,638
Johnson & Johnson	1,900	243,485
Medtronic Public Limited Company[c]	4,300	344,946
Merck & Co, Inc.	5,600	305,032
Pfizer Inc.	8,900	315,861
		2,993,232
Industrials - 9.05%
Cummins Inc.	1,900	307,971
Emerson Electric Co.	4,000	273,200
General Dynamics Corp.	1,500	331,350
Kansas City Southern	3,000	329,550
Union Pacific Corp.	2,200	295,746
United Parcel Service, Inc.	2,500	261,650
		1,799,467
Materials - 6.18%
Eastman Chemical Company	3,000	316,740
LyondellBasell Industries N.V.[c]	3,000	317,040
Monsanto Co.	2,300	268,387
WestRock Co.	5,100	327,267
		1,229,434
Technology - 12.41%
Apple, Inc.	1,900	318,782
Cisco Systems, Inc.	7,500	321,675
IBM	1,700	260,831
Intel Corporation	7,000	364,560
Microsoft Corporation	3,500	319,445
Oracle Corporation	6,800	311,100
Qualcomm Incorporated	4,700	260,427
Texas Instruments, Inc.	3,000	311,670
		2,468,490
Utilities - 3.10%
NextEra Energy, Inc.	2,000	326,660
The Southern Company	6,500	290,290
		616,950

TOTAL COMMON STOCKS (Cost $16,709,559)		17,330,303

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
March 31, 2018 (Unaudited)

	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS - 1.38%[a,b]
Energy - 1.38%
Enterprise Products Partners LP	11,200	$274,176

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $274,839)		274,176

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.55%[a,b]
Financials - 1.55%
Weyerhaeuser Co.	8,800	308,000

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $300,204)		308,000

EXCHANGE TRADED FUNDS - 2.80%[a,b]
Exchange Traded Funds - 2.80%
iShares 20+ Year Treasury Bond ETF	2,000	243,800
SPDR Gold Shares	2,500	314,475
		558,275

TOTAL EXCHANGE TRADED FUNDS (Cost $542,079)		558,275

MONEY MARKET FUND - 8.57%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 1.57%[d]	1,704,792	1,704,792

TOTAL MONEY MARKET FUND (Cost $1,704,792)		1,704,792

Total Investments (Cost $19,531,473) - 101.42%[a]		$20,175,546
Total Value of O ptions Written (Premiums received $411,135) - (1.74%)[a]		(345,732)
Assets in Excess of Other Liabilities - 0.32%[a]		63,028
TOTAL NET ASSETS - 100.00%		$19,892,842

Footnotes
ADR American Depository Receipt
a	Percentages are stated as a percent of net assets.
b
All or a portion of the securities represents collateral for outstanding call option contracts written.  As of March 31, 2018, the total value of collateral securities for outstanding call option contracts written was $18,470,754.

c	Foreign issued security.
d	Rate reported is the 7-day current yield as of March 31, 2018.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written
March 31, 2018 (Unaudited)

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
AbbVie Inc.	April 2018	$100.00	2	(20,000)	$(178)
AbbVie Inc.	May 2018	105.00	31	(325,500)	(3,689)
Aflac Incorporated	May 2018	46.25	70	(323,750)	(2,730)
American Express Company	April 2018	95.00	32	(304,000)	(5,600)
Amgen, Inc.	May 2018	185.00	17	(314,500)	(2,873)
Apple, Inc.	April 2018	180.00	19	(342,000)	(1,339)
Archer-Daniels-Midland Co.	May 2018	44.00	74	(325,600)	(8,769)
AT&T Inc.	July 2018	39.00	85	(331,500)	(3,400)
Bank of America Corp.	May 2018	31.00	100	(310,000)	(7,800)
Bristol-Myers Squibb Company	April 2018	67.00	3	(20,100)	(159)
Bristol-Myers Squibb Company	June 2018	67.50	45	(303,750)	(7,245)
Cabot Oil & Gas Corporation	April 2018	28.00	10	(28,000)	(50)
Cabot Oil & Gas Corporation	May 2018	26.00	100	(260,000)	(4,250)
The Charles Schwab Corp	June 2018	60.00	60	(360,000)	(2,700)
Cisco Systems, Inc.	May 2018	47.00	75	(352,500)	(2,775)
Cummins Inc.	April 2018	165.00	19	(313,500)	(4,655)
CVS Health Corporation	April 2018	70.00	4	(28,000)	(34)
CVS Health Corporation	May 2018	67.50	39	(263,250)	(2,964)
Dollar General Corporation	May 2018	95.00	2	(19,000)	(545)
Dollar General Corporation	August 2018	97.50	33	(321,750)	(14,685)
Eastman Chemical Company	April 2018	105.00	30	(315,000)	(8,775)
Eli Lilly & Co.	April 2018	77.50	3	(23,250)	(465)
Eli Lilly & Co.	April 2018	80.00	35	(280,000)	(2,240)
Emerson Electric Co.	May 2018	72.50	40	(290,000)	(3,700)
Enterprise Products Partners LP	May 2018	25.00	112	(280,000)	(6,160)
EOG Resources, Inc.	May 2018	105.00	27	(283,500)	(11,542)
EQT Corporation	June 2018	55.00	55	(302,500)	(3,437)
General Dynamics Corp.	April 2018	225.00	15	(337,500)	(3,637)
Gilead Sciences, Inc.	April 2018	77.00	2	(15,400)	(257)
Gilead Sciences, Inc.	May 2018	85.00	38	(323,000)	(2,413)
Gilead Sciences, Inc.	May 2018	87.50	2	(17,500)	(80)
Hasbro, Inc.	July 2018	92.50	34	(314,500)	(6,800)
Hormel Foods Corp.	April 2018	33.00	6	(19,800)	(930)
Hormel Foods Corp.	June 2018	35.00	94	(329,000)	(9,870)
Intel Corporation	April 2018	46.00	3	(13,800)	(1,822)
Intel Corporation	May 2018	52.50	67	(351,750)	(14,840)
IBM	May 2018	160.00	17	(272,000)	(4,275)
iShares 20+ Year Treasury Bond ETF	April 2018	120.00	20	(240,000)	(4,470)
Johnson & Johnson	May 2018	135.00	19	(256,500)	(2,498)
JPMorgan Chase & Co.	May 2018	115.00	28	(322,000)	(5,166)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written  - (continued)
March 31, 2018 (Unaudited)

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Kansas City Southern	April 2018	105.00	30	(315,000)	(19,800)
Lowe’s Cos, Inc.	April 2018	90.00	35	(315,000)	(4,182)
LyondellBasell Industries N.V.	May 2018	110.00	27	(297,000)	(6,548)
LyondellBasell Industries N.V.	June 2018	115.00	3	(34,500)	(488)
Macy’s, Inc.	May 2018	32.00	10	(32,000)	(1,175)
Macy’s, Inc.	May 2018	30.00	95	(285,000)	(18,905)
Medtronic Public Limited Company	April 2018	80.00	2	(16,000)	(364)
Medtronic Public Limited Company	May 2018	82.50	41	(338,250)	(5,679)
Merck & Co, Inc.	April 2018	57.50	56	(322,000)	(2,548)
Microsoft Corporation	May 2018	95.00	35	(332,500)	(8,627)
Monsanto Co.	April 2018	120.00	23	(276,000)	(2,001)
Newell Brands, Inc.	June 2018	30.00	114	(342,000)	(5,700)
NextEra Energy, Inc.	April 2018	160.00	20	(320,000)	(10,700)
Oracle Corporation	April 2018	47.00	8	(37,600)	(380)
Oracle Corporation	May 2018	48.00	60	(288,000)	(3,690)
Pfizer Inc.	June 2018	38.00	89	(338,200)	(2,804)
The Procter & Gamble Company	May 2018	82.50	3	(24,750)	(234)
The Procter & Gamble Company	June 2018	87.50	37	(323,750)	(1,018)
Prudential Financial, Inc.	April 2018	110.00	4	(44,000)	(200)
Prudential Financial, Inc.	May 2018	110.00	26	(286,000)	(4,407)
Qualcomm Incorporated	June 2018	65.00	47	(305,500)	(3,901)
The Southern Company	May 2018	45.00	65	(292,500)	(6,988)
SPDR Gold Shares	June 2018	135.00	25	(337,500)	(1,325)
Starbucks Corp.	May 2018	60.00	55	(330,000)	(5,253)
Sysco Corp.	April 2018	60.00	55	(330,000)	(4,538)
Target Corp.	May 2018	72.50	41	(297,250)	(6,027)
Texas Instruments, Inc.	April 2018	110.00	30	(330,000)	(2,355)
Total S.A. ADR	May 2018	60.00	53	(318,000)	(3,180)
The Travelers Companies, Inc.	April 2018	140.00	22	(308,000)	(5,060)
Tyson Foods, Inc.	May 2018	77.50	41	(317,750)	(5,125)
Tyson Foods, Inc.	July 2018	80.00	3	(24,000)	(398)
Union Pacific Corp.	April 2018	135.00	22	(297,000)	(6,644)
United Parcel Service, Inc.	June 2018	115.00	25	(287,500)	(2,675)
Verizon Communications, Inc.	May 2018	50.00	60	(300,000)	(3,030)
Walgreens Boots Alliance, Inc.	May 2018	70.00	5	(35,000)	(400)
Walgreens Boots Alliance, Inc.	June 2018	75.00	43	(322,500)	(1,763)
The Walt Disney Co.	May 2018	105.00	30	(315,000)	(5,310)
WestRock Co.	April 2018	65.00	11	(71,500)	(1,293)
WestRock Co.	July 2018	70.00	40	(280,000)	(5,700)
Weyerhaeuser Co.	May 2018	36.00	88	(316,800)	(5,500)

Total Value of Call Options Written (Premiums received $411,135)				(19,437,050)	$(345,732)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Assets & Liabilities
March 31, 2018 (Unaudited)

USCA Premium Buy-Write Fund
Assets
Investments, at fair value (cost $19,531,473)	$20,175,546
Dividend and Interest receivable	18,284
Receivable for investments sold	33,532
Receivable for Fund shares sold	50,000
Prepaid expenses	3,792
Receivable from Adviser, net	4,535
Total Assets	20,285,689

Liabilities
Options written, at fair value (premiums received $411,135)	345,732
Payable for investments purchased	8,386
Accrued administration expense	3,557
Accrued Trustee fees	2,900
Accrued expenses and other liabilities	32,272
Total Liabilities	392,847

Net Assets	$19,892,842

Net Assets Consist of:
Paid in capital	$20,136,543
Accumulated net investment income	54,425
Accumulated net realized losses	(1,007,602)
Net unrealized appreciation on investments	709,476
Net Assets	$19,892,842

Institutional Class
Net assets applicable to outstanding shares	$19,892,842
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,976,341
Net asset value per share outstanding	$10.07

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Operations
For the Period From October 1, 2017 to March 31, 2018 (Unaudited)

USCA Premium Buy-Write Fund
Investment Income
Dividend income (Net of foreign taxes withheld of $1,110)	$199,652
Interest income	9,763
Total Investment Income	209,415

Expenses
Investment advisory fees	67,163
Portfolio accounting and administration fees	36,055
Transfer agent fees and expenses	14,876
Legal fees	10,602
Custody fees	9,818
Registration fees	9,589
Audit and tax return	8,962
Trustees’ fees	7,900
Offering costs	3,148
Other expenses	7,476
Total Expenses Before Waiver/Reimbursement	175,589
(Waiver)/Reimbursement recoupment by Adviser	(76,567)
Net Expenses	99,022
Net Investment Income	110,393
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	(261,023)
Net realized loss on option contracts	(542,065)
Net change in unrealized appreciation on investments	217,122
Net change in unrealized appreciation on option contracts	253,453
Net Loss from Investments	(332,513)
Net Decrease in Net Assets Resulting from Operations	$(222,120)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Changes in Net Assets

	USCA Premium Buy-Write Fund
	Period From October 1, 2017 to March 31, 2018 (Unaudited)	Period From November 28, 2016(1) to September 30, 2017
Change in Net Assets Resulting from Operations
Net investment income	$110,393	$122,867
Net realized gain (loss)	(803,088)	193,172
Net change in unrealized appreciation on investments and written option contracts	470,575	238,901
Net Increase (Decrease) in Net Assets Resulting from Operations	(222,120)	554,940

Dividends Paid to Shareholders
Net investment income	(105,876)	(72,886)
Realized Gains	(397,759)	—
Change in Net Assets from Dividends Paid to Shareholders	(503,635)	(72,886)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	6,133,069	14,169,219
Reinvestment of distributions	443,945	63,741
Payments for shares redeemed	(443,266)	(330,165)
Net Increase in Net Assets Resulting from Capital Transactions	6,133,748	13,902,795

Net Increase in Net Assets	5,407,993	14,384,849
Net Assets, Beginning of Period	14,484,849	100,000
Net Assets, End of Period	$19,892,842	$14,484,849
Accumulated Net Investment Income	$54,425	$49,908

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Financial Highlights

	Institutional Class

	USCA Premium Buy-Write Fund

	Period from October 1, 2017 to March 31, 2018 (Unaudited)	Period from November 29, 2016(1) to September 30, 2017

Per Share Operating Performance (2)
Beginning net asset value	$10.47	$10.00

Gain From Investment Operations
Net investment income (3)	0.06	0.11
Net gain from investments	(0.15)	0.42

Total from Investment Operations	(0.09)	0.53
Dividends Paid to Shareholders
Distributions from net investment income	(0.07)	(0.06)
Distributions from net realized gains	(0.25)	—

Total Distributions	(0.31)	(0.06)

Ending Net Asset Value	$10.07	$10.47

Total return(4)	(0.88)%	5.30%

Supplemental Data and Ratios
Net assets, end of period	$19,892,842	$14,484,849
Ratio of expenses to average net assets before waiver(5)	2.04%	2.91%
Ratio of expenses to average net assets after waiver(5)	1.15%	1.15%
Ratio of net investment income to average net assets before waiver(5)	(0.39)%	(0.46)%
Ratio of net investment income to average net assets after waiver(5)	1.28%	1.30%
Portfolio turnover rate(4)	37.18%	80.96%

(1)	Commencement of operations.
(2)	Information presented relates to a share of beneficial interest outstanding through each period presented.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Notes to Financial Statements
March 31, 2018 (Unaudited)

1.	Organization
USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one series, the USCA Buy-Write Fund (the “Fund”). The Fund commenced operations on November 29, 2016. The Fund’s investment objective is to seek growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”). The Fund defines large cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Adviser (defined below) anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Trust has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of March 31, 2018. Neither class has a front-end or back-end sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans (if any). The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services –Investment Companies” including FASB Accounting Statement ASU-2013-08. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 6. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

C. Investment Valuation
All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Money market funds are valued at net asset value (“NAV”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

See Note 9 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation
The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the period ended March 31, 2018, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for all tax years since inception.

E. Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

3.	Investment Transactions
For the period from November 29, 2016 (commencement of operations) through March 31, 2018, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $11,520,237 and $5,988,238 (excluding short-term securities), respectively.

4.	Organizational and Offering Costs
The Fund expenses organization costs as incurred. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses are advanced by the Adviser and the Adviser agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6).

5.	Income Taxes
The tax character of dividends paid to shareholders during the period ended September 30, 2017, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$72,886	$—	$—	$72,886

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on September 30, 2017, for the Fund, undistributed net investment income was decreased by $73 and accumulated net realized gain was increased by $73.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

The following information is provided on a tax basis as of September 30, 2017:

Cost of investments	$14,922,578

Gross unrealized appreciation	842,722
Gross unrealized depreciation	(525,834)
Net unrealized appreciation (depreciation)	$316,888

Undistributed ordinary income	444,538
Undistributed long term gains	2,170
Distributable earnings	446,708
Other accumulated gain	(281,542)
Total accumulated gain	$482,054

Capital loss carryforwards are available to offset future taxable income. The Fund had no capital loss carryforwards for the period ended September 30, 2017.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses as arising on the first day of the following taxable year. The Fund had no post-October losses for the period ended September 30, 2017.

6.	Investment Advisory Services and Other Agreements
The Fund has entered into an Investment Advisory Agreement with USCA. Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets. For the six-month period ended March 31, 2018, the Fund incurred $67,163 in fees under the Investment Advisory Agreement.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

Through January 31, 2019, and automatically renewing with consent of the Board, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a Class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares and 1.40% for Investor Class shares (“Operating Expense Limitation”). The Adviser shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Adviser has borne in later periods to the extent that the expenses for a Class of shares fall below the Operating Expense Limitation in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement (the “Agreement”), the Adviser has the right to receive reimbursement of any excess expense payments paid by the Adviser pursuant to the Agreement in future years on a rolling three-year basis (including offering and organizational expenses paid by the Adviser, but borne by the Fund, prior to the Fund’s effective date, of which the organizational costs are eligible for recoupment until three years after such amounts were waived), if such reimbursement can be achieved within the Operating Expense Limitation. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
September 8, 2016	$ 18,524	$—	$ 18,524	September 8, 2019
September 30, 2017	165,843	—	165,843	September 30, 2020
March 31, 2018	76,567	—	76,567	March 31, 2021
Total	$ 260,934	$—	$ 260,934

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

7.	Capital Share Transactions

	Period from October 1, 2017 to March 31, 2018		Period from November 29, 2016(1) to September 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class:
Sold	592,462	$6,133,069	1,399,616	$14,169,219
Dividends Reinvested	43,056	443,945	6,197	63,741
Redeemed	(42,652)	(443,266)	(32,338)	(330,165)
Net increase	592,866	$6,133,748	1,373,475	$13,902,795

1 Commencement of Operations

8.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as such.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

9.	Fair Value of Financial Instruments
As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks (a)	$17,330,303	$—	$—	$17,330,303
Master Limited Partnerships (a)	274,176	—	—	274,176
Real Estate Investment Trusts (REITs)	308,000			308,000
Exchange Traded Funds	558,275	—	—	558,275
Money Market Fund	1,704,792	—	—	1,704,792
Total Assets	$20,175,546	$—	$—	$20,175,546

Liabilities
Written Options	$345,732	$—	$—	$345,732
Total Liabilities	$345,732	$—	$—	$345,732

(a)	All other industry classifications are identified in the Schedules of Investments and Written Options.

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the period ended March 31, 2018, there were no transfers between Level 1, Level 2 or Level 3.

10. Derivative Financial Instruments
The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (“writes”) call options on securities held in its portfolio (i.e., covered call options). The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received. Written covered call options limit the upside potential of a security above the strike price.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund.

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivate fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at March 31, 2018:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$345,732

USCA Fund Trust
Notes to Financial Statements (continued)
March 31, 2018 (Unaudited)

The following table presents the effect of derivatives on the Statement of Operations for the period ended March 31, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives	Net Realized Loss on Written Option Contracts	Net Unrealized Appreciation of Written Option Contracts
Written equity options	Options	$(542,065)	$253,453

The average notional amount of all written call options for the period ended March 31, 2018 was $16,922,025.

11. Broker Commissions
For the period ended March 31, 2018, the Fund paid $23,261 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

12. Subsequent Events
On April 16, 2018, the Fund paid a distribution in the amount of $0.029 per common share, for a total of $56,659.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of March 31, 2018, through the date the financial statements were issued.

USCA Fund Trust
Additional Information
March 31, 2018 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Adviser toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees
The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Adviser toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA Fund Trust

(Unaudited)

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

	●	Social Security number and wire transfer instructions

	●	account transactions and transaction history

	●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does USCA Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 877-259-8722

PRIVACY NOTICE
USCA Fund Trust

(Unaudited)

What we do:
How does USCA Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA Fund Trust collect my personal information?	We collect your personal information, for example, when you

● open an account or deposit money

● direct us to buy securities or direct us to sell your securities

● seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes – information about your creditworthiness.

● affiliates from using your information to market to you.

● sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● USCA Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● USCA Fund Trust doesn’t jointly market.

USCA Fund Trust
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and Anti-
Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
 U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
 Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
 342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant.  There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian President

Date                                     June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date                                     June 7, 2018

By (Signature and Title) /s/ Chris Arnold
                                           Chris Arnold, Treasurer

Date                                     June 7, 2018